                                                                    EXHIBIT 99.1

                            KRUG INTERNATIONAL CORP.
                         PRO FORMA STATEMENT OF EARNINGS
                    (in thousands, except per share amounts)
                                   (unaudited)

The following pro forma statements of earnings reflect the sale of the Corporation's U.K. subsidiary Sowester Limited and the merger of the Corporation's U.S. subsidiaries KRUG Life Sciences Inc. and Technology Scientific Services, Inc. with Wyle Laboratories, Inc. as if such sale and merger had occurred on April 1, 1996. Pro forma adjustments exclude nonrecurring credits and charges and related tax effects. Specifically, the pre-tax gain on the merger transaction with Wyle Laboratories, Inc. of approximately $3.0 million, merger cost of approximately $0.03 million and any gain on sale of Sowester (which the Corporation believes will be immaterial) have been excluded. These statements should be read in conjunction with the attached pro forma balance sheet and notes thereto, and the financial statements and notes thereto contained in the Corporation's Annual Report on Form 10-K for the year ended March 31, 1997 and Report on Form 10-Q for the quarterly period ended December 31, 1997, which are incorporated by reference herein.



                                                                      YEAR ENDED MARCH 31, 1997
                                                                      -------------------------
                                                                  SUBSIDIARIES
                                                                     MERGED                         ADJUST-
                                                     AS            WITH WYLE          SOWESTER       MENTS         AS
                                                  REPORTED        LABORATORIES         LIMITED        (1)       ADJUSTED
                                               -----------------------------------------------------------------------------

Revenues                                            $ 111,739            $ (49,933)      $ (28,658)                $ 33,148

Cost of goods sold                                     96,930              (45,290)        (22,257)                  29,383
Selling and administrative                              9,448               (1,126)         (3,676)                   4,646
Restructuring charge                                      530                                                           530
Interest                                                  995                 (387)            (59)                     549
Other income - net                                         75                                                            75
Equity in Earnings of Wyle Laboratories, Inc.                                                             877           877
                                               ----------------------------------------------------------------------------

Earnings (loss) from Continuing Operations
  before Income Taxes                                   3,911               (3,130)         (2,666)       877        (1,008)

Income Taxes                                            1,359               (1,064)           (820)                    (525)
                                               ----------------------------------------------------------------------------

Earnings (loss) from Continuing Operations          $   2,552             $ (2,066)      $  (1,846)     $ 877      $   (483)
                                               ============================================================================

Net Earnings (loss) per Share from
  Continuing Operations - Basic                     $    0.50                                                      $ (0.09)
                                               ==============                                                =============

Net Earnings (loss) per Share from
  Continuing Operations - Diluted                   $    0.49                                                      $ (0.09)
                                               ==============                                                =============

Share used in computing Net Earnings (loss)
    per Share from Continuing Operations
    - Basic                                             5,134                                                        5,134
                                               ==============                                                =============

Share used in computing Net Earnings (loss)
    per Share from Continuing Operations
    - Diluted                                           5,192                                                        5,192
                                               ==============                                                =============


(1) Adjustments reflect pro-forma earnings, after taxes, on equity investment in Wyle Laboratories, Inc. for the twelve months ended December 31, 1996.

                            KRUG INTERNATIONAL CORP.
                         PRO FORMA STATEMENT OF EARNINGS
                    (in thousands, except per share amounts)
                                   (unaudited)



                                                NINE MONTHS ENDED DECEMBER 31, 1997
                                                -----------------------------------
                                                                   SUBSIDIARIES
                                                                      MERGED                         ADJUST-
                                                      AS            WITH WYLE          SOWESTER       MENTS         AS
                                                   REPORTED        LABORATORIES        LIMITED         (1)       ADJUSTED
                                                -----------------------------------------------------------------------------

Revenues                                              $ 93,303            $ (35,987)     $ (23,732)                 $ 33,584

Cost of goods sold                                      81,240              (32,902)       (18,087)                   30,251
Selling and administrative                               9,009                 (733)        (3,284)                    4,992
Restructuring charge                                       547                                                           547
Interest                                                   886                 (255)           (46)                      585
Other income - net                                         855                   (1)                                     854
Equity Earnings of Wyle Laboratories, Inc.                                                               1,253         1,253
                                                ----------------------------------------------------------------------------

Earnings (loss) from Continuing Operations
  before Income Taxes                                    2,476               (2,098)        (2,315)      1,253          (684)

Income Taxes                                             1,016                 (714)          (741)                     (439)
                                                -----------------------------------------------------------------------------

Earnings (loss) from Continuing Operations            $  1,460            $  (1,384)     $  (1,574)    $ 1,253      $   (245)
                                                =============================================================================

Net Earnings (loss) per Share from
  Continuing Operations - Basic                       $   0.28                                                      $  (0.05)
                                                ==============                                                ==============

Net Earnings (loss) per Share from
  Continuing Operations - Diluted                     $   0.28                                                      $  (0.05)
                                                ==============                                                ==============

Share used in computing Net Earnings (loss)
    per Share from Continuing Operations
    - Basic                                              5,160                                                         5,160
                                                ==============                                                ==============

Share used in computing Net Earnings (loss)
    per Share from Continuing Operations
    - Diluted                                            5,195                                                         5,195
                                                ==============                                                ==============

(1) Adjustments reflect pro-forma earnings, after taxes, on equity investment in Wyle Laboratories, Inc. for the nine months ended December 31, 1997.